FINANCIAL INVESTORS TRUST

Vulcan Value Partners Fund

Vulcan Value Partners Small Cap Fund

SUPPLEMENT DATED DECEMBER 31, 2012 TO THE PROSPECTUS FOR VULCAN VALUE PARTNERS FUND AND VULCAN VALUE PARTNERS SMALL CAP FUND DATED AUGUST 31, 2012.

Prospectus

Effective January 1, 2013, the section “Fees and Expenses of the Fund” in the summary section of for the Vulcan Value Partners Small Cap Fund is hereby deleted and replaced in its entirety with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%
Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.76%
Fee Waiver and Expense Reimbursement(1)	-0.51%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.25%

(1) Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2013.  If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses if you did not redeem your shares:	$127	$504	$906	$2,028

Effective January 1, 2013, the section “Management” in the Fund’s prospectus is hereby deleted and replaced in its entirety with the following:

MANAGEMENT

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs and is engaged to manage the investments of each of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.  Formed in 2007, Vulcan managed approximately $503 million in client assets at June 30, 2012 and is registered with the SEC as an investment adviser.  The Adviser’s principal address is 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund pay the Adviser an annual management fee of 1.00% and 1.15%, respectively, based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.

The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days' notice.  A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement was provided in the Funds’ annual report to shareholders for the period ending April 30, 2012.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FINANCIAL INVESTORS TRUST

Vulcan Value Partners Fund

Vulcan Value Partners Small Cap Fund

SUPPLEMENT DATED DECEMBER 31, 2012 TO THE STATEMENT OF ADDITIONAL INFORMATION FOR VULCAN VALUE PARTNERS FUND AND VULCAN VALUE PARTNERS SMALL CAP FUND DATED AUGUST 31, 2012.

Effective January 1, 2013, the section “Investment Adviser” in the Funds’ statement of additional information is hereby deleted and replaced in its entirety with the following:

INVESTMENT MANAGER

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs and is engaged to manage the investments of each of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.  Formed in 2007, Vulcan managed approximately $206 million in client assets at June 30, 2012 and is registered with the SEC as an investment adviser.  The Adviser’s principal address is 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund pay the Adviser an annual management fee of 1.00% and 1.15%, respectively, based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.

The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.  A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ending April 30, 2012.

The table below shows the management fees for the Adviser for the periods indicated:
	For the Fiscal Year Ended April 30, 2012	For the Fiscal Year Ended April 30, 2011	For the Period December 30, 2009 (Inception) to April 30, 2010
Vulcan Value Partners Fund
Gross Advisory Fees	$858,775	$264,916	$24,432
Waiver of Advisory Fees	(6,953)	(134,059)	(24,432)
Reimbursement of other Expenses		-	(60,354)
Net Advisory Fees	$851,822	$130,857	$0
Vulcan Value Partners Small Cap Fund
Gross Advisory Fees	$432,770	$249,270	$16,371
Waiver of Advisory Fees	(124,024)	(199,532)	(16,371)
Reimbursement of other Expenses	-	-	(59,748)
Net Advisory Fees	$308,746	$49,738	$0

As described in the Prospectus under “Fees and Expenses of Each Fund,” the Adviser has contractually agreed to limit certain of each Fund’s expenses until August 31, 2013.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”).  In addition, each Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE